UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 20, 2006


                         Becton, Dickinson and Company
            (Exact name of registrant as specified in its charter)

         New Jersey                     001-4802               22-0760120
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey             07417
 (Address of principal executive offices)            (Zip Code)

                                (201) 847-6800
             (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On December 20, 2006, BD issued a press release announcing the completion of its acquisition of TriPath Imaging, Inc. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 99.1. Press release dated December 20, 2006, which is furnished pursuant to Item 7.01.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BECTON, DICKINSON AND COMPANY


                                       By: /s/ Dean J. Paranicas
                                          -------------------------------------
                                          Dean J. Paranicas
                                          Vice President, Corporate
                                          Secretary and Public Policy


Date: December 21, 2006

                               INDEX TO EXHIBITS
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Exhibit
Number      Description of Exhibits
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99.1 Press release dated December 20, 2006, which is furnished pursuant to Item 7.01.